Conference Call March 22, 2007 Barry Sloane – CEO/Chairman Michael J. Holden - CFO 2006 Annual Shareholder Exhibit 99.2

The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of
1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause
Newtek’s actual results to differ from management's current expectations are contained in
Newtek’s filings with the Securities and Exchange Commission and available through
http://www.sec.gov
Also we need to point out that our Capcos operate under a different set of rules in each of the
8 jurisdictions and that these place varying requirements on the structure of our investments.
In some cases, particularly in Louisiana, and New York we don’t control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations
Safe Harbor Statement

• Newtek is quickly becoming the
Premier distributor of Business
Services and Financial Products
To The  Small and Medium
Sized Business Market
• In excess of 75,000 business
accounts at 12/31/06
• Adding 2,200 new clients per
month
• Newtek
TM
is a one stop shop
Mission Statement

4 Mission Statement We want the SMB market to view NEWTEK TM as “THE Company” to go to for all their business services needs. IMPLICATION IMPLICATION

5 PRODUCT PROCESS CUSTOMER and/or MARKET CONTINUAL ASSESMENT and CORRECTION NEWTEK CAN START AT ANY POINT Product & Process are Linked

Welcome
Newtek
Select from our menu of business services below and a Newtek Specialist will assist you in achieving your business goals.
Outsourced Digital Bookkeeping
Bookkeeping and recordkeeping at a fraction of the cost of in house staff
Tax Preparation and Advisory Services
Expert tax planning and consultation for your business
Electronic Payment Processing
Credit card, debit card, check conversion, and ACH solutions
Business Lending
Business loans to start up, acquire, or expand your business
Insurance Products
Nationwide commercial and personal lines of insurance
Web Hosting
Full service web host including domain registration and online shopping cart tools
Data Backup and Retrieval
Fast, secure, off-site data backup, storage and retrieval
Business Plan Preparation
Professional business plan assistance providing a roadmap for success
Web Design and Development
Customized web design and development services for a powerful web presence
Investments and 401(k) Plans
Professional investment and retirement planning
Return to
AIG
AIG Small Business

Newtek
Business Services, Inc.

We do it better

6 Business Suite Portal

Welcome
NewAlliance Investments Inc.
Member NASD, SIPC
Insurance coverages for all personal and commercial needs
Health Insurance
Medical insurance solutions for you or your employees and their families
Personal Home & Auto
Coverage for your auto and home insurance needs from a selection of companies
Commercial General Liability
Protection against claims of bodily injury or property damage for which your business is liable
Health Savings Account
The latest in Health Savings Programs designed to provide flexible solutions to today's medical insurance needs
Umbrella Insurance
Provides an extra layer of protection by supplementing the liability coverage you already have
Professional Liability E&O/D&O
Protection if you are sued as a result of rendering professional services
Business Owners Policy (BOP)
Packaged property/casualty insurance policy for small businesses
Worker's Compensation
State mandated protection for your employee's work place injuries
Commercial Auto
Protect your company vehicles even if you have personal auto insurance
Need Assistance with Determining Which Insurance is Right For You?
powered by Newtek™ insurance services

Newtek
Business Services, Inc.

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7 Insurance Suite Portal

• Business Lending – Business loans to start up, acquire or
expand a business
• Electronic Payment Processing: Credit card, debit card, check conversion, and ACH solutions
• Insurance Services: Nationwide commercial and personnel lines of insurance
• Outsourced Digital Bookkeeping: Bookkeeping and
recordkeeping at a fraction of the cost of in-house staff
• Web Hosting : Full services web host including domain
registration and online shopping cart tools
• Web Design and Development : Customized web design and
development services for a powerful web presence
• Tax Preparation and Advisory Services: Expert tax planning and consultation for your business
• Data Backup, Storage and Retrieval : Fast secure, off-site data backup, storage and retrieval
• Business Plan Preparation: Professional business plan
assistance providing a roadmap for success
• Payroll : provides services that improve payroll management for employers. We handle the time-consuming tasks of payroll
processing and employee payroll tax filing so employers can
focus on running their business smoothly
Newtek Business Services Suite

• Growing revenues in Web Hosting and EPP
• Growing profitability in Web Hosting and
EPP
• SBA Lender posts annual profit of $317,000
up from a ‘05 loss of $28,000
• Growing EBITDA across 3 key businesses
• $43 million in cash = cash per share $1.21
(cash, cash equivalents and U.S. Treasuries)
• $87 million in book value = book value per
share of $2.45
• Prepaid $7,000,000.00 of $8,000,000.00
TICC Debt
• Filed a patent application for Newtracker
Referral System
Newtek Annual 06 Highlights

• Web Hosting segment revenue increased by  28% during 2006
• Electronic Payment Processing segment revenue increased by
33% during 2006
• Web Hosting  EBITDA increased 9% during 2006
• Electronic Payment Processing EBITDA increased 41 % during
2006
• SBA Lending EBITDA increased 34% 2006
• Total Non-Capco segment revenue increased by 22% during
2006
• Total Capco Revenue declined by 55% during 2006
• Cash per share of $1.21
* cash = cash, cash equivalents and Treasuries
Newtek Business Services Financial Highlights During
2006

• As of 2006 $43 million in cash, cash
equivalents, and restricted cash US
Treasuries
• As of 2006 $87 million in shareholders
equity
• As of 2006 $2.45 in book value per share
Newtek Business Services Financial Strength

Assets as of Dec 31, 2006
Credits in Lieu of cash $106 million
Small Business Loans $30 million
Liabilities as of Dec 31,2006
Notes payable in credits in lieu of cash $86 million
GE Facility $16 million
Shareholder Equity as of  Dec 31, 2006
$87 million
• Newtek paid off  $7 million to TICC during 2006
• Newtek paid off $4 million to AI Credit during 2006
Is Newtek Over Leveraged?

13 • TICC – $1 million • Notes payable AI Credit – $6 million • Deferred Tax Liability - $24 million • This liability (DTL) should decline in the future Remaining Debt

• It is a major play into owning a distribution
company whose target is the national small
to medium-sized business market place
– 26 million potential clients
– 51% of GDP
– 9 out of 10 U.S. businesses
• It is achieving its goals and quickly
becoming the premier provider of business
services and financial products in excess of
75,000 business accounts
• It is a low cost provider of products and
services
• It is a low cost acquirer of SMB customers
What is Newtek?

• By utilizing state-of-the-art web-based
proprietary technology
• Web-based Referral Systems
– Allow referrals from alliance partners giving them
a window into our back office operation
• Web-based applications as an in-house tool
to make our employees and associates
efficient, smart & productive
– High quality service - our clients don’t type in
data or hand write applications, nor do we
require our alliance partners to do so
How is Newtek Accomplishing its Goal?

• Merrill Lynch – 15,500 Financial Advisors
• Morgan Stanley- 8,100 Financial Advisors
• AIG
• New Alliance Bank ($7 Billion in Assets)
• CUNA – 8,300 credit unions
• NAVY Federal Credit Union
• UBS – 7,600 Financial Advisors
• Daimler Chrysler Minority Auto Dealers
Association
• GM Auto Minority Dealers Association
Who Uses Our Technology? Who Has Endorsed Its
Use?

• We are a difficult company for
industry comparisons.
• Wal-mart  - one stop shop
• Progressive – centralized processing
of web-based software.
• Unique distribution in basic service
industries.
Newtek Comparisons

9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
# of Customers
896
2,174
4,133
6,655
8,313
2002
2003
2004
2005
2006*
Year

Newtek
Business Services, Inc.

We do it better

18 Number of EPP Customers by Year – Organic Growth (Ex. Acquisitions)

9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
of
Customers
896
4,337
6157
9,178
12,796
2002
2003
2004
2005
2006*
Year

Newtek
Business Services, Inc.

We do it better

19 Number of EPP Customers by Year – (Including Acquisitions)

20 8,385 14,785 24,394 35,217 47,301 59,094 0 10,000 20,000 30,000 40,000 50,000 60,000 # of Customers 2001 2002 2003 2004 2005 2006* Year Number of Hosting Customers by Year

21 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2001 2002 2003 2004 2005 2006 Shareholders’ Equity per Share by Year

22 • Positive cash flow from operations in 2006 • CAPCO is a Non-Contributor and a drain on earnings per share Operations Cash Flow

$21.5 million
Non-Cash Income
($0.4million)
Non-Cash loss
$3.0 million $2.6 million
Non-Cash Insurance
Amortization
$13.0 million $12.6 million
Non-Cash Interest
accretion expense
$15.6 million $36.7 million
Non- Cash Income
from tax credits
2006 2005
Capco Drag On Earnings For 2006

Total Thereafter 2011 2010 2009 2008 2007
($34,351) ($3,082) ($2,739) ($4,372) ($6,334) ($8,371) ($9,453) Non-Cash
(loss)
(13,980) (2,022) (1,462) (2,053) (2,546) (2,938) (2,959) Amortization of
prepaid
insurance
(39,691) (2,596) (2,937) (4,926) (7,343) (10,081) (11,808) Accretion of
interest
expense
$19,320 $1,536 $1,660 $2,607 $3,555 $4,648 $5,314
Income from tax
credit revenue
(In thousands) - pretax
Future Capco Non Cash Drag on GAAP Earnings

• New Website Launch
• Establish Newtek Direct
• Establish  V-Rep Concept
• Establish Further Penetration into
Alliance Relationships
• Utilize Same Technology Platform for
3 distribution channels creates nice
operating leverage
New 2006 Technology Launches

Newtek
Business Services, Inc.
ABOUT US
BUSINESS SOLUTIONS
INVESTOR RELATIONS
ALLIANCE PARTNERS
AGENTS & AFFILIATES
CAREERS
CONTACT US
We do it better.
REPLAY
We Provide You With the Tools to
Manage and Grow Your Business.
Newtek Business Services, Inc. is one of the premier providers of business services and financial products to small and medium-sized businesses throughout the United States. Since 1998, Newtek has helped business owners realize their potential by providing them with the essential tools needed to manage and grow their business.
Newtek's core brands provide businesses with the high-quality services and top-level customer care that have traditionally only been affordable to larger companies. Whether you're a startup or a seasoned business, Newtek can help you reach your business goal.
Business Solutions
Business Lending
Insurance Services
Electronic Payment Processing
Outsourced Digital Bookkeeping
Data Backup, Storage and Retrieval
Tax Preparation and Advisory Services
Web Hosting
Business Plan Preparation
Web Development and Design
Apply today for one of our business solutions.
Click here to inquire and apply today! >
Alliance Partners
Newtek offers a turnkey solution to help your organization provide business services to its clients and members. Learn how other organizations (large and small) have already succeeded with our program.
Click here to learn more >>
Agents & Affiliates
Newtek offers an exciting revenue opportunity by placing over 24.7 million US small business owners at your fingertips. Learn how Newtek will help you capture this market and earn residual income.
Click here to learn more >>
ABOUT US
BUSINESS SOLUTIONS
INVESTOR RELATIONS
ALLIANCE PARTNERS
AGENTS & AFFILIATES
CAREERS
CONTACT US
© 2006 Newtek Business Services | Privacy Policy
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Business Services, Inc.

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CONTACT
BUSINESS LENDING
ELECTRONIC PAYMENT PROCESSING
INSURANCE PRODUCTS
WEB HOSTING
WEBSITE DESIGN & DEVELOPMENT
DATA STORAGE
OUTSOURCED DIGIGITAL BOOKKEEPING
TAX PREPARATION AND ADVISORY SERVICES
BUSINESS PLAN PREPARATION
Providing You With The Tools You Need To Manage And Grow Your Business
At Newtek you have a dedicated relationship with an experienced agent who will work with you to understand your businss and achieve your goals and objectives. Your agent will work with you to leverage the power of Newtek's suite of services to lead your business to sustained profitability.
Michael Asta
Senior Bankcard Consultant
Newtek Business Solutions, LLC.
401 S. Main St. Suite 205
Ponoma, CA 91766
tel: (909)-629-2093
email: masta@newtekbusinesssolutions.com
Interested in applying for any of Newtek's Business Solutions?
apply today! >
Contact me to discuss:
Business Lending
Data Retrieval and Back-up
Electronic Payment Processing
Outsourced Digital Bookkeeping
Insurance Products
Tax Preparation and Advisory Services
Web Hosting
Business Plan Preparation
Web Development and Design
As your dedicated agent, I am here to help you achieve your goals. Please contact me at the number above or send me an email to schedule an appointment.

Newtek
Business Services, Inc.

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www.newtekbizpro.com/masta

Newtek
Business Services, Inc.

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Newt

28 Introducing Newt

• Good Revenue Growth
• Good EBITDA Growth
• Good Customer Growth
• Minimal debt with ability to borrow for
opportunistic acquisitions
• Working on new marketing initiatives
• Industry outlook is strong
• Market position is strong
• Good adjustment to ownership and
management transition
Web Hosting 2006 Highlights

30 6.229 6.815 5.90 6.00 6.10 6.20 6.30 6.40 6.50 6.60 6.70 6.80 6.90 EBITDA 2005 2006 In Millions of Dollars % Growth = 9.4 Web Hosting Segments – EBITDA for 2006

3.646
3.769
3.58
3.6
3.62
3.64
3.66
3.68
3.7
3.72
3.74
3.76
3.78
2005
2006
% Growth = 3.4
In Millions of Dollars
2006 has $270,000 in expenses that won’t reoccur in 2007
Web Hosting-Income Segments Before Taxes 2006

• $2.5 million – Portfolio acquisition
closed in 2
nd
Quarter
• Significant revenue growth
• Great operating leverage and
capacity to grow without additional
capital or capex
• Out performing industry competitors
• Significant ability to leverage balance
sheet
Electronic Payment  Processing Highlights

33 % Growth = 33 32.8 43.6 0 5 10 15 20 25 30 35 40 45 2005 2006 In Millions of Dollars EPP Segment Revenue for 2006

2.205
2.936
0
0.5
1
1.5
2
2.5
3
Pretax Net Income
2005
2006
% Growth =    33
In Millions of Dollars
Includes one time gains of  $1,600,000
% Growth without one time gain 385%
EPP Segment Pretax Net Income for 2006

• Originations are down but break even rate
is lower
• Average loan size is down and company is
more efficient at processing
• Referrals are up and the lender is more
selective
• Great operating leverage exists
• Cost of capital needs to improve
• Regained profitable 3 out of its 4 years in
existence
• Positioned for expansion
• CDS acquisition
Lending Highlights

36 3.0 4.0 0.50 1.00 1.50 2.00 2.50 3.00 3.50 2005 2006 In Millions of Dollars % Growth = 33% Small Business Lending 2006 EBITDA

37 .0 .3 0.00 0.05 0.10 0.15 0.20 0.25 0.30 2005 2006 In Millions of Dollars Small Business Lending 2006 Pre-Tax Income

38 28% 19% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 2005 2006 Hotel Concentrations through 2006

39 33% 23% 0% 5% 10% 15% 20% 25% 30% 35% 2005 2006 Percentage Portfolio CCC through 2006

40 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 2005 2006 359,880 272,367 Average Loan Approval 2006

(5.0) (4.8) Interco
Eliminations
(4.9) (5.5) - (5.3) 4.5 4.5 Corporate
Activities
(2.3) (3.9) - (2.8) 89.1 90.8 -91.6 Total
(.9) 0 - .1 4.5 7.2 -7.3 All Others
(4.5) (5.0) - (4.8) 17.2 17.0 -17.1 CAPCO
4.0 3.8 - 4.0 .3 0.0 - .3 9.5 9.3 -9.4 SBA Lending
6.8 6.7 -6.9 3.8 3.6 -3.8 13.6 13.5 -13.6 Web Hosting
4.4 4.4 -4.5 2.9 3.0 -3.1 43.6 44.2 - 44.6 Electronic
Payment
Processing
Actual Guidance Actual Guidance Actual Guidance
EBITDA Pretax Net
Income
Revenue
2006 Annual Segment Financials vs. Guidance

(18.8) –(17.1) 90.5-92.5 Total
(11.8) – (10.8) After Tax Net
Income
(4.4) –(4.4) Interco
Eliminations
(6.0) – (6.0) 4.8-4.9 Corporate
Activities
(.33) - (3.0) E.P.S
Guidance
(per share)
(3.4) –(3.0) 4.2 -4.6 All Others
(16.0) –(16.0) 6.4-6.8 CAPCO
3.5-4.0 0.0 - 0.5 10.3 -10.5 SBA Lending
7.1-7.5 3.6 – 4.0 15.8 – 16.2 Web Hosting
4.8 -5.2 3.0 -3.4 53.4 -53.9 Electronic
Payment
Processing
EBITDA Pretax Net
Income
Revenue
2007 Annual Segment Guidance

$0.0 $- $ (6.4)
$6.4 Net Cash provided used in
operations $ (5.8) $ (2.0) $7.3 $5.2 $1.7
$ (10.1)
$ (5.3)
$7.3
$11.8
$ (7.0)
$0.7
$(1.1)
$-
$-
$3.0
$0.7
$ -
$-
$-
$-
$-
$-
$-
$-
$-
$-
$-
$ (9.6)
$(5.3)
$0.1
$11.8
$(6.4)
$-
$-
$-
$-
$3.0
$-
$ (0.5)
$-
$7.2
$-
$(0.6)
$0.7
$(1.1)
$-
$-
$-
$ 0.7
Net income
Non-Cash:
Income from Tax Credits
Depreciation and Amortization
Accretion of interest expense
Deferred income taxes
Provision for loan losses
Capitalization  of servicing
assets
Other non-cash-net
Change in assets and liabilities:
Proceeds from sale of SBA over
originations
Prepaid Insurance
Other -net
$ (3.6)
$-
$0.2
$-
$(2.4)
$-
$-
$-
$-
$-
$ (1.8)
$-
$0.3
$-
$(1.2)
$-
$-
$-
$-
$0.7
$2.4
$-
$3.3
$-
$1.6
$-
$-
$-
$-
$-
$2.0
$-
$1.8
$-
$1.4
$-
$-
$-
$-
$-
$-
$0.5
$-
$1.6
$-
$-
$0.7
$(1.1)
$-
$-
$-
$-
$ (17.1)
$7.0
$ -
$-
$ (16.0)
$6.4
$ (1.1)
$ 0.6
Income (loss) before provision
for income taxes
Provision for income taxes
$ (6.0)
$2.4
$ (3.0)
$ 1.2
$4.0
$ (1.6)
$3.4
$ (1.4)
$0.5
$-
$92.4
$109.5
$ (4.4)
$ (4.4)
$6.8
$22.8
$90.0
$91.1
Net Revenue
Total Expenses
$4.8
$10.8
$4.6
$7.6
$16.2
$12.2
$53.9
$50.5
$10.5
$10.0
Total Eliminations
CAPCO
Segment
Total
Business
Services
Segments
Corporate
Activities
All
Other
Web
Hosting EPP
SBA
Lending
2007 Guidance and New Financial Presentation

1. Newtek is capitalized, positioned and built to become the unique provider to small business
• Technological Platform
• Personnel
• Cap Ex
• Infrastructure
• Finance
• Business model, strategic vision and systems
2. Tremendous operational leverages exists
3. Newtek believes it can grow in multiples from its current operating platform
4. The operations centers and support staff are built to
grow
Operational Summation

• 2 Key segments, Web Hosting and Electronic
Payment Processing are valuable and have 1 million
dollars of combined debt
• Negative effects from Capco effectively adjust book
value
• Cash flow from operations are slightly positive but
improved by 7million over 2006 from 2005
• Holding company costs and Cap Ex are
leverageable
• The company is liquid
• As an investment Newtek will need to continue to
execute on its plan. Reduce the effects of the legacy
Capco business and grow cash flow from operations
Financial Summation

46 Management Discussion and Analysis Michael J. Holden - CFO

47 Questions & Answers